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                                                                    Exhibit 10.7
                           AMENDMENT TO REGISTRATION RIGHTS

                                    BY HOLDERS OF

                                RESTRICTED SECURITIES

    Aehr Test Systems (the "Company") intends to enter into a stock purchase agreement (the "Agreement") with Summit Ventures, L.P., and certain other entities (the "Purchasers"). Certain shareholders of the Company also intend to enter into a stock purchase agreement with the Purchasers. Each of the undersigned hereby consents to the amendment of the registration rights set forth in paragraph 5 of the Capital Stock Investment Agreement dated April 12, 1984, to read as set forth in Exhibit I hereto and to the grant of the registration rights to the Purchasers as set forth in the Agreement.

    Holder of                     Holder of
Restricted Securities         Restricted Securities                Date
---------------------         ---------------------        ------------------

Mayfield III                        158,824                September 17, 1985


By: /s/ Illegible
   --------------------
Title: General Partner
      -----------------


Rutven Associates I, L.P.             8,824                September 17, 1985

By:  L.F. Rothschild,
     Unterberg, Towbin,
     General Partner


By:
   --------------------
   Authorized Signatory


Rutven Associates II, L.P.            5,882                September 17, 1985

By:  L.F. Rothschild,
     Unterberg, Towbin,
     General Partner


By:
   --------------------
   Authorized Signatory

                                      EXHIBIT I

    5.   REGISTRATION RIGHTS.

         5.1 DEFINITIONS. As used in this paragraph 5, the following terms shall have the following respective meanings:

              (a) "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Act.

              (b) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              (c) "Transfer" shall mean any disposition of the Shares which would constitute a sale thereof within the meaning of the Act.

              (d) "Restricted Securities" shall mean (i) the shares as that term is defined under the Agreement, and (ii) the 20,000 shares of Capital Stock purchased by Mayfield III, a California Limited Partnership, pursuant to the Capital Stock Purchase Agreement dated September 11, 1979, as subsequently converted into 100,000 shares of Capital Stock pursuant to a 5 for 1 stock split on April 21, 1982, and (iii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of any of the shares of Capital Stock listed in (i) and (ii) above; provided the obligation hereunder shall not have terminated with respect thereto under paragraph 5.7 hereof.

         5.2 OTHER REGISTRATION RIGHTS. Without the written consent of the holders of fifty percent (50%) of the then outstanding Restricted Securities, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in paragraph 5.3(a), or have other material terms more favorable than those contained in paragraph 5.3 or which would limit the effect of the proviso contained in the second sentence of paragraph 5.4.

         5.3  REQUESTED REGISTRATION.

              (a)  If at any time after the earlier of (i) March 1, 1989, or
(ii) one hundred twenty (120) days after the effective

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date of the first registration statement of a public offering of Capital
Stock of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Commission Rule 145 transaction), the Company shall be requested by the holders of not less than 50% of the total number of shares of Restricted Securities, the Company shall promptly, and in any case within ten (10) days, give written notice of such proposed registration to all holders of Restricted Securities. Thereupon the Company shall as expeditiously as possible use its best efforts to effect the registration on Form S-1 (or on a form of general use then in effect under the Act) of the shares of Restricted Securities which the Company has been requested to register (i) in such request and (ii) in any response to such notice given to the Company within twenty (20) days after the Company's giving of such notice, in order to permit the sale or other disposition of such shares in accordance with the intended method of sale or other disposition given in the request and in any such response.

         The Company shall be obligated to have only one (1) registration statement declared effective pursuant to this paragraph 5.3(a). The Company shall not be required to effect a registration statement under this paragraph 5.3(a) during the first one hundred twenty (120) days after the effective date of any registration statement filed by the Company under paragraph 5.3(b) or 5.4 hereof if the Company has complied with the provisions of paragraph 5.3(b) or 5.4.

         The Company may include in the registration under this paragraph
5.3(a) any other shares of Capital Stock (including issued and outstanding shares of Capital Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares will not, in the opinion of the managing underwriter(s), interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the shares of Restricted Securities sought to be registered by the holder or holders of Restricted Securities pursuant to this paragraph 5.3(a). If it is determined as provided above that there will be such interference, the other shares of Capital Stock sought to be included shall be excluded to the extent deemed appropriate by the managing underwriter(s) and, if the number of Restricted Securities to be included would itself be too large, the number of shares of the holder thereof to be included shall be determined pro rata based on the total number of Restricted Securities owned by each holder requesting to participate.

         (b) In addition to the registration rights granted in paragraph 5.3(a), if a registration may be effected by the Com-

                                         -2-

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pany on Form S-3 or a similar short-form registration statement, and the Company shall be requested by the holders of not less than thirty percent (30%) of the total number of shares of Restricted Securities, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 or a similar short-form registration statement of the shares of Restricted Securities which the Company has been requested to register in such request.

         The Company shall be obligated to have only one (1) registration statement declared effective pursuant to this paragraph 5.3(b), and the rights granted by this paragraph 5.3(b) may not be exercised during the first one hundred twenty (120) days after the effective date of any registration statement filed by the Company under paragraph 5.3(a) or 5.4 hereof if the Company has complied with the provisions of paragraph 5.3(a) or 5.4.

    5.4  "PIGGYBACK" REGISTRATIONS.    If at any time the Company proposes to
register any of its securities under the Act (except with respect to Registration Statements filed on Form S-8 or Form S-14 or such other similar form then in effect under the Act), it will each such time give written notice to all holders of Restricted Securities of its intention so to do and, upon the written request of the holders of any Restricted Securities in order to register such Restricted Securities, (which request shall be given within twenty (20) days after the Company's giving of such notice and which shall state the intended method of disposition of such Restricted Securities by the prospective sellers), the Company will use its best efforts to cause the Restricted Securities, as to which registration shall have been so requested, to be included in the shares of Capital Stock to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition (in accordance with the written request of the holders, as aforesaid) by the prospective seller or sellers of such Restricted Securities so registered. Notwithstanding any other provision of this paragraph 5.4, if the managing underwriter(s) determines that the marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter(s) may exclude some or all of the Restricted Securities from such registration and underwriting; provided, however, that if any holders of shares of the Company's Capital Stock other that the Registered Securities which shares possess registration rights (the "Other Shares") request the Company to include the other shares in the registration statement, such Other Shares be excluded from such registration and underwriting along with the Restricted Shares on a pro-rata basis (according to the number of shares having registration rights the holders of which have requested such inclusion). in the event that any registration pursuant to this paragraph 5.4 shall be, in whole or in part, a firm commitment

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underwritten offering of securities of the Company, any request by such holders pursuant to this paragraph 5.4 to register Restricted Securities must specify that such shares are to be included in the underwriting (i) on the same terms and conditions as the shares of Capital Stock, if any, otherwise being sold through underwriters under such registration or (ii) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Capital Stock, other than Restricted Securities, are being sold through underwriters under such registration.

    5.5  REGISTRATION PROCEDURES AND EXPENSES.   If and whenever the Company is
required by the provisions of this paragraph 5 to use its best efforts to effect the registration of any of the Restricted Securities under the Act, each selling shareholder will furnish in writing such information as is reasonably requested by the Company for inclusion in the registration statement relating to such offering and such other information and documentation as the Company shall reasonably request, and the Company will, as expeditiously as possible:

         (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be necessary to permit the successful marketing of such securities but not exceeding ninety (90) days for a firm commitment underwritten offering pursuant to paragraph 5.3(a) hereof; six (6) months for an offering pursuant to paragraph 5.3(b) hereof; or, with regard to an offering pursuant to paragraph 5.4 hereof, ninety (90) days or for that period associated with the offering which gave rise to rights under paragraph 5.4 hereof, whichever is longer.

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act; and to keep such registration statement effective for that period of time specified in paragraph 5.5(a).

         (c) Furnish to each selling shareholder such number of prospectuses and preliminary prospectuses in conformity with the requirements of the Act and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the Restricted Securities owned by such seller;

         (d) If the Company is required by the underwriter(s), if any, of the securities registered in a registration under this paragraph 5 to deliver an opinion of counsel to such underwriter(s) in connection with such registration, and if requested by any

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holder(s) of Restricted Securities participating in such registration, furnish such opinion to such holder(s) on the day of delivery to the underwriter(s), addressed to such underwriter(s) and to such holder(s), containing substantially the following provisions: (i) that the registration statement covering such registration of securities has become effective under the Act; (ii) that, to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; (iii) that at the time the registration statement became effective, the registration statement and the related prospectus complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and related schedules contained therein); (iv) that while such counsel has not independently verified the accuracy or completeness of the information contained therein, such counsel has no reason to believe that the registration statement at the time it became effective or the prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (v) that the descriptions in the registration statement and the prospectus, and any amendments or supplements thereto, of all legal and governmental matters and all contracts and other legal documents or instruments described therein are accurate and fairly present the information required to be stated therein concerning such matters, contracts, documents and instruments; and (vi) that such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described or filed as required. Such opinion shall be in such form as is customary for similar opinions delivered by such counsel so long as such form is acceptable to the underwriter(s).

          (e) If the Company is required by the underwriter(s), if any, of the securities registered in a registration under this paragraph 5 to deliver a letter from the independent certified public accountants of the Company to such underwriter(s) in connection with such registration, and if requested by any holder(s) of Restricted Securities participating in such registration, furnish such letter to such holder(s) on the day of delivery to the underwriter(s), addressed to such underwriter(s) and to such holder(s), providing substantially that such accountants are independent certified public accountants within the meaning of the Act and that


                                       -5-
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in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement and the prospectus, any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Act, and such other matters as are customary in connection with public offerings.

          (f) Use its best efforts to register or qualify the Restricted Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each such selling stockholder shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdiction of the Restricted Securities owned by such seller.

          All expenses incurred by the Company in complying with paragraphs 5.3, 5.4, and 5.5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the fees and disbursements of counsel for the shareholders in the case of a registration pursuant to paragraph 5.3(a) only and the expense of any special audits incident to or required by any registrations (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) are herein called Registration Expenses; and all underwriting discounts and selling commissions applicable to the sales and all other fees and disbursements of counsel for the selling stockholders are herein called Selling Expenses. The Company will pay all Registration Expenses in connection with each registration pursuant to paragraphs 5.3 and 5.4, except as may be required to update any registration statement kept effective for more than the period of time required by paragraph 5.5(a). All Selling Expenses in connection with each registration pursuant to paragraphs 5.3 and 5.4 shall be borne by the Company and the selling stockholders pro rata in proportion to the securities covered thereby being sold by them, except for the aforementioned fees and disbursements of counsel for the selling shareholders, which expense shall be borne solely by such shareholders.

          In the event holders of Restricted Securities propose to sell Restricted Securities in accordance with this paragraph 5 pursuant to an underwritten offering, the Company shall have the right to approve the managing underwriter(s) for such offering; PROVIDED, HOWEVER, that such approval shall not be unreasonably withheld.

     5.6 INDEMNIFICATION. In the event of a registration of any of the Restricted Securities under the Act pursuant to this


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paragraph 5, the Company will hold harmless the seller of such Restricted
Securities and each underwriter of such Restricted Securities and each other person, if any, who controls such seller or underwriter within the meaning of
Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Restricted Securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such seller and each such underwriter and each such controlling persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; and PROVIDED, FURTHER, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to (i) the seller or any person who controls such seller within the meaning of Section 15 of the Act, if the seller delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages, or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person, or (ii) any underwriter or any person who controls such underwriter within the meaning of Section 15 of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.


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

          In the event of any registration of any of the Restricted Securities under the Act pursuant to this paragraph 5, each seller of such Restricted Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of
Section 15 of the Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of Section 15 of the Act, against any and all such losses, claims, damages or liabilities referred to in the first paragraph of this paragraph 5.6, if the statement, alleged statement, omission or alleged omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, prospectus, amendment or supplement; PROVIDED, HOWEVER, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus which did not appear in the final prospectus, such seller shall not have any such liability with respect thereto to (i) the Company, any person who controls the Company within the meaning of Section 15 of the Act, any officer of the Company who signed the registration statement or any director of the Company, if the Company delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person or (ii) any underwriter or any person controlling such underwriter within the meaning of Section 15 of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

          5.7 TERMINATION OF CONDITIONS AND OBLIGATIONS. The obligations and conditions precedent imposed by this paragraph 5 shall cease and terminate as to any of such Restricted Securities when (a) such securities shall have been effectively registered under the Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities and (b) at such time as an opinion of counsel with respect to free transferability shall have been rendered pursuant to paragraph 5.8. Whenever the conditions imposed by this paragraph 5 shall terminate as herein provided, the holder of any of the Restricted Securities


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

bearing the first legend set forth in paragraph 4.2 as to which such conditions shall have terminated shall be entitled to receive from the Company, without expense, a new stock certificate not bearing such legend.

          5.8 NOTICE OF PROPOSED TRANSFERS. The holder of any of the Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this paragraph 5.8. Prior to any proposed transfer of any of the Restricted Securities (other than under circumstances described in paragraph 5.3 or 5.4 hereof or a transfer to any partner, retired partner or the estate thereof in the case of any partnership Purchaser), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by an unqualified written opinion of counsel for the shareholder (which counsel shall be reasonably satisfactory to the Company) to the effect that (i) such proposed transfer does not create a situation which would require the registration of any of the Restricted Securities under the Act; and (ii) the proposed transfer may be effected without registration under the Act of the Restricted Securities to be transferred (as, for example, that such transfer may be made pursuant to and in compliance with the conditions of Rule 144 or Rule 237 under the Act (or any other similar rule in effect at the time)). The Company's acceptance of such an opinion as satisfactory shall not be unreasonably withheld. Such proposed transfer may be effected only if the Company shall have received such notice and opinion of counsel, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of notice delivered by the holder to the Company. The certificate issued upon the transfer of any such Restricted Securities as above provided (and the certificate evidencing any untransferred balance of such Restricted Securities) shall bear the first restrictive legend set forth in paragraph 4.2 above, except that the certificate shall not bear such restrictive legend and, as provided in paragraph 5.7 hereof, the holder thereof shall be entitled to receive from the Company, without expense, a new certificate not bearing such legend, if the opinion of counsel referred to above is to the further effect that such legend or legends are not required in order to establish compliance with any provisions of the Act.


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